k

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2026

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street
Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 828-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DXLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 4, 2026, Destination XL Group, Inc. (the “Company”) received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company no longer met the requirement to maintain a minimum bid price of $1.00 per share (the “minimum bid price requirement”), as set forth in Nasdaq Listing Rule 5450(a)(1).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial compliance period of 180 calendar days, or until August 3, 2026, to regain compliance with the minimum bid price requirement. On June 30, 2026, the Company submitted to Nasdaq an application to transfer the Company’s common stock listing from the Nasdaq Global Market to the Nasdaq Capital Market, as permitted under Nasdaq Listing Rule 5810(c)(3)(A)(i), and requested an additional 180 calendar day period to regain compliance with the minimum bid price requirement.

On August 4, 2026, the Company received notice from Nasdaq that the Staff had approved the Company’s application to transfer its common stock listing from the Nasdaq Global Market to the Nasdaq Capital Market, having determined that the Company met the applicable requirements for initial listing on the Nasdaq Capital Market (other than the minimum bid price requirement). Accordingly, the Company’s common stock listing will be transferred to the Nasdaq Capital Market at the opening of business on August 7, 2026. Following the move to the Nasdaq Capital Market, the Company’s common stock will continue to trade under the symbol “DXLG.” The Staff has also determined that following the transfer to the Nasdaq Capital Market, the Company will be eligible for an additional 180 calendar day period, or until February 1, 2027, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company's common stock must be at least $1.00 per share for a minimum of ten consecutive business days during the additional compliance period.

The Company intends to actively monitor the bid price of its common stock and will continue to consider its available options to regain compliance with the minimum bid price requirement, including by effecting a reverse stock split, if necessary, prior to the expiration of the additional compliance period.  If the Company chooses to implement a reverse stock split in order to cure the deficiency, the reverse stock split must be completed no later than ten business days prior to the expiration of the additional compliance period in order to regain compliance. However, if the Company is unable to regain compliance with the minimum bid price requirement by February 1, 2027, or the Company does not comply with the terms of the extension, the Staff will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal the Staff’s determination to a Hearings Panel. In the event of an appeal, the Company would be required to present a plan to regain compliance to the Hearings Panel. Historically, the Hearings Panel has generally viewed a near-term reverse stock split as the only definitive plan acceptable to resolve a minimum bid price deficiency. However, there can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement during the additional compliance period or that any such appeal would be successful.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by its management, involve uncertainties that could significantly affect the financial results of the Company. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company’s intent or ability to regain compliance with the minimum bid price requirement, the Company’s intent to actively monitor its bid price and consider its available options to regain compliance with the minimum bid price requirement, and the potential implementation of a reverse stock split. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to the Company’s efforts to monitor the closing bid price of its common stock, to consider and pursue available options to regain compliance with Nasdaq listing rules, and the potential implementation of a reverse stock split, as well as any related actions or outcomes — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the Company’s ability to maintain compliance with Nasdaq listing standards, volatility in the market price of the Company’s common stock, the Company’s ability to implement corporate actions such as a reverse stock split, other risks and uncertainties, and those additional risks and factors detailed in other reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. The Company does not undertake any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Destination XL Group, Inc.

Date:	August 5, 2026	By:	/s/ Robert S. Molloy
Robert S. Molloy General Counsel and Secretary